FedNat Holding Company (NASDAQ: FNHC) 3Q 2019 Investor Presentation

SAFE HARBOR STATEMENT Safe harbor statement under the Private Securities Litigation Reform Act of 1995: Statements that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. The risks and uncertainties include, without limitation, risks and uncertainties related to estimates, assumptions and projections generally; the nature of the Company’s business and its ability to integrate operations proposed to be acquired; the adequacy of its reserves for losses and loss adjustment expense; claims experience; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes and hail) and other catastrophic losses; reinsurance costs and the ability of reinsurers to indemnify the Company; raising additional capital and our compliance with minimum capital and surplus requirements; potential assessments that support property and casualty insurance pools and associations; the effectiveness of internal financial controls; the effectiveness of our underwriting, pricing and related loss limitation methods; changes in loss trends, including as a result of insureds’ assignment of benefits; court decisions and trends in litigation; our potential failure to pay claims accurately; the timing and ability to obtain regulatory approval of applications for transactions and requested rate increases, or to underwrite in additional jurisdictions, and the timing thereof; the impact that the results of our subsidiaries’ operations may have on our results of operations; inflation and other changes in economic conditions (including changes in interest rates and financial markets); pricing competition and other initiatives by competitors; legislative and regulatory developments; the outcome of litigation pending against the Company, and any settlement thereof; dependence on investment income and the composition of the Company’s investment portfolio; insurance agents; ratings by industry services; the reliability and security of our information technology systems; reliance on key personnel; acts of war and terrorist activities; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including claims and litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a contingency. Reported results may therefore appear to be volatile in certain accounting periods. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not undertake any obligation to update publicly or revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. 2

FEDNAT CORPORATE PROFILE

Key Metrics*:

3Q19 TTM Gross Written Premiums	Book Value Per Common Share
$588M	**$18.45**

Florida OIR Market Share	Agency Partnerships
~4.5%	**2,500+**

Cash and Investments	Demotech Financial Stability Rating
$600M+	**A**

* As of September 30, 2019, unless otherwise noted

FEDNAT INSURANCE COMPANY

A homeowners insurer predominantly in Florida with controlled expansion in TX, LA, SC and AL.

Corporate Overview

- Leader in coastal Florida homeowners market
- Expanding presence in neighboring states organically and via M&A
- High quality book of business with proven underwriting excellence
- Strong, large partner agent network and brand recognition
- Allstate and GEICO agency relationships
- Experienced leadership team

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POSITIONED TO DRIVE EARNINGS GROWTH THROUGH … ✓ Focus on Core Homeowners business – Exited unprofitable Auto and CGL INCREASED FOCUS ON CORE BUSINESS ✓ Positioned for profitable growth in Florida and neighboring coastal states 1 ✓ Increased underwriting appetite within Florida market with rate adequacy after multiple rate increases and AOB reform ✓ Earning in rate increases equivalent to $20M+ annualized Gross Earned Premium ✓ Expense reductions – $6M annual cost savings from operating efficiencies and exit of 2 IMPROVED OPERATING PROFILE non-core lines of business ✓ AOB – Economic benefits from recently-enacted reform will emerge in the coming quarters ✓ Strong organic premium growth in neighboring coastal markets ✓ Maison acquisition expands total addressable market outside Florida—expected to EXPANDED MARKET OPPORTUNITY generate growth in EPS and ROE and 2020 and beyond 3 ✓ Market growth opportunities within Florida via re-launch of Monarch and pending acquisition of Maison 20% ROE goal in catastrophe-free periods 4

LONG-TERM TRACK RECORD OF BOOK VALUE GROWTH Over $25M returned to shareholders via share repurchases and dividends since January 1, 2017. $20.00 $18.45 $18.00 $16.84 BVPS CAGR 12.7% $16.52 $16.01 $16.29 $16.00 2011 – Q319 $13.91 $14.00 $12.00 $9.79 $10.00 $8.26 $8.00 $7.32 $6.00 $4.00 $2.00 $0.00 2011 2012 2013 2014 2015 2016 * 2017 * 2018 * Q3 2019 * * Impacted by full catastrophe reinsurance retention events Note: Based on GAAP financial information 5

COMPELLING VALUATION OPPORTUNITY A v g . A v g . M e d i a n P / E 1 P / B V 2 2 0 1 8 R O E 5.5x 0.7x 8.3% FLORIDA FIVE (“FL5”) 9.7x 1.4x 11.1% SELECT SMALL/MICRO - C A P P E E R S 2 11.6x 0.9x (1.6%) FedNat has laid the foundation for enhanced profitability, but near-term progress has been masked by AOB, non-core business exits, and unusually bad weather 1. SOURCE: Factset, average peer group ratios are based on 2020 consensus estimates as of 11.04.19 2. Greenlight Re and Protective Insurance did not have available 2020 P/BV estimates 6

LEADER IN DYNAMIC FLORIDA HOMEOWNERS MARKET

LEADING POSITION IN FRAGMENTED FLORIDA MARKET

Market dominated by "specialists," of which FedNat is among the ***top four***, with limited national P&C carrier presence

OPERATING ENVIRONMENT SUMMARY

~$10B

Total Addressable Florida Homeowners Market

Focus on Quality, Well-mitigated Homes

AOB Reform Improves Operating Environment

- Nation's third largest state with 21 million people—projected at 26 million by 2030
- $10 billion homeowners insurance market with strong home construction growth throughout the state
- Highly fragmented market with national players comprising less than 20%, none with higher market share than FedNat
- FedNat's focus is on high quality, well-mitigated homes, built after 1994 – we have ~20% of homes in this class statewide
- With Citizens policies reduced by ~two-thirds since 2011, FedNat has opportunity for incremental organic growth
- AOB reform is a positive development

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DISCIPLINED UNDERWRITING DRIVES IMPROVED ECONOMICS Homeowners Florida Total Insured Value and Homeowners Florida Market Share Policies In-Force Premiums in Force and % Market Share 600 7.00% 140 300 277 273 265 256 270 $487.6 $486.2 $482.1 6.00% 249 246 244 500 $476.4 $466.9 120 240 237 $461.8 $457.2 $451.5 $451.3 240 $101 $99 $96 5.00% 100 $92 210 PIF (Thousands) 400 $89 $88 $87 $85 $84 End Quarterat Force 180 - 4.00% 80 300 277 273 265 150 256 249 246 244 240 237 3.00% TIV (Billions) TIV 60 120 200 40 90 2.00% 60 Premiums/Policies In 100 20 1.00% 30 0 0 0 0.00% Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Total Insured Value Policies In Force Premiums In-Force ($in Mill) Policies In-Force (# in Thousands) % of Market Share per OIR Flat premiums on decreased exposure drives increased profitability 9

RIGOROUS EXPOSURE MANAGEMENT All States 1-in-100 Year Probable Maximum Loss / In-Force Premium Excess-of-Loss Cat Reinsurance (“PML to Premium”) • FNIC and MNIC Homeowners ceded 300% premium ratio for catastrophe coverage at 29% 250% 214% • Same purchasing methodology and level 200% 194% 200% 187% 182% 180% 176% of coverage as preceding years, except 172% 166% nd rd lowered 2 & 3 event Florida hurricane 150% retention to $10M for FNIC/MNIC in ‘19/’20 treaty year 100% 50% 0% Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Notes: PML modeled using average of AIR and RMS. Includes Monarch National from Q1-18 forward. Assumptions: LT, No LA, No SS 10

2019-2020 REINSURANCE STRUCTURE

FNIC / MNIC / MAISON COMBINED

$1.275B xs $27M
Catastrophe Excess of Loss Reinsurance
(Including FHCF Coverage)

Company Retention - $27M ($20M FNIC + $2M MNIC + $5M Maison) with 2nd/3rd Event: $10M per event for Florida Only (FNIC/MNIC)

1st Event Florida ($926M, 9/30/19P
100 year RMS LT+DS RP)

$1.3B
190 Yr
Florida Only
RMS Long Term
With Loss Amplification

- **Hurricane Irma: $829.0M (82 yr RT)**
- **Multiple Events 2005**: $670M (57 yr RT)**
  Recast Event: RMS v17 & AIR v5 average
- **Hurricane Michael: $454M (31 yr RT)**
- **Multiple Events 2004*: $448M (30 yr RT)**
  Recast Event: RMS v17 & AIR v5 average
- **Hurricane Andrew: $319M (19 yr RT)**
- **Hurricane Wilma: $203M (10 yr RT)**
- **Hurricane Matthew: $53M (5 yr RT)**
- **Brevard Hailstorm: $36M (149 yr RT for severe thunderstorm)**

*2004 Events: Charley, Frances, Ivan & Jeanne
**2005 Events: Dennis, Katrina, Rita & Wilma
Structure based on FHCF limit at time of purchase
Event losses are combined FNIC + MNIC + Maison totals

PROGRAM HIGHLIGHTS

- Aggregate limit increased from $1.79B to $1.9B
- Maximum single event coverage of approximately $1.3B
- Private market reinsurance limit increased ~$175M due to less Florida Hurricane Catastrophe Fund protection from a smaller FL book
- Reinstatement Premium Protection and cascading structure facilitate coverage across multiple events
- Additional protection reduces FNIC/MNIC second and third event Florida hurricane retention to $10 million from $22 million per event.
- Partnered with reinsurers with an A.M. Best or S&P rating of "A-" or better, or that have fully collateralized their maximum potential obligations in dedicated trusts.

REINSURANCE PARTNERS

RenaissanceRe, Everest, Fidelis, Allied World, Endurance, Chubb, PartnerRe, Neon, AXIS, Arch, Munich RE, Lloyd's, TransRe, Swiss Re

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ONE-TIME REINSURANCE TRUE-UP Our catastrophe reinsurance program incorporates a one-time true-up on ceded premiums as of September 30 each year. Our larger-than-forecast Homeowners book of business as of September 30, 2019 is expected to drive higher go-forward earnings. $‘S IN MILLIONS September 30th Reinsurance True-Up Projected Growth in Pre-Tax Income Higher future Gross Earned Homeowners Premium 50.0 1 Higher Catastrophe Reinsurance Ceded Premiums (14.0) DIRECT OFFSETS $6.1 Net earned premium 36.0 Marginal gross combined ratio 2 55% (27.5) Direct offsets to incremental ceded premiums 6.1 Incremental Pre-Tax Income Estimate 3 14.6 1. Higher gross earned premium expected to be generated related to the increase in the size of the book that drove the 9/30 exposure adjustment 2. Assumed gross loss ratio of 40% and marginal expense ratio of 15% (fixed costs already covered by existing book). 3. Growth expected from Q3-19 to Q2-20, as compared to projected earnings associated with the pre-true-up level of ceded premiums. Net annual pre-tax impact of $7.9 million Projected incremental earnings growth outpaces true-up impact 12

DISCIPLINED UNDERWRITING APPROACH HIGH - QUALITY BOOK Properties with more advanced wind/hurricane mitigation features and lower All Other Peril (non-catastrophe) losses PROVEN MODEL Generalized Linear Model (“GLM”) used to derive pre-quote pass/fail position based on each risk’s associated expenses, CAT and non-CAT exposure, cost of capital and risk concentration: • Manual reviews of every bound risk to ensure accuracy of information • Regulatory approved use of our GLM-based analytics to provide a layer of pre-binding portfolio optimization management RATE DISCIPLINE 1 Rates on every policy are a function of FNIC’s historical loss experience, PRUDENT EXPANSION concentration of risk, expenses and Business written by MNIC utilizes a similar current market conditions disciplined approach as its policies are also underwritten by FedNat Underwriters (“FNU”), the Company’s wholly owned MGA FedNat’s meticulous underwriting approach allows it to manage current exposures while profitably underwriting new risks 1. All risks are subject to an annual review to ensure low performing risks are not offered a renewal 13

AOB REFORM IMPROVES OPERATING ENVIRONMENT Florida AOB reform took full effect on July 1, 2019 – long-overdue reform will restore rationality to Florida HO market. Reform combined with our AOB mitigation strategy expected to meaningfully benefit our performance. • AOB has been a major drag on the Florida HO market as vendors and attorneys gamed the claims process, driving up costs for all homeowners across the state • Provisions and limitations in the new legislation will reduce inflated claims, which will lower premiums for homeowners over time, reduce reinsurance costs for primary carriers, and return the industry to a more rational claims process • FedNat is well-positioned to benefit from this legislation. Our prior efforts to mitigate AOB risk helped us achieve aggregate 21+% compounded state-wide average homeowners rate increase since 2016, including 4.6% rate increase that took effect in April 2019 • Citizens Property Insurance Corporation recently reduced their rate increase by 5.9% points from an original 8.5% request to a 2.6% request as a result of Florida’s recent AOB reform legislation Since AOB reform was enacted, FedNat has seen a significant decrease in AOB-related lawsuits— the long-term benefit should unfold in the coming quarters. 14

CORE EARNINGS POWER…MASKED BY HEADWINDS (In millions) $80.0 Four full-retention events in less than $70.0 three years, after 11 $17.2 $60.0 years with none! $50.0 $7.0 $1.6 $40.0 $13.1 $30.8 $17.9 3 substantial headwinds have reduced $30.0 $13.1 core earnings since 2015 $23.5 $17.3 $20.0 $38.9 $9.1 $19.6 $10.0 $5.1 $5.1 $14.7 $1.3 $7.9 $0.9 $5.3 $- 2015 2016 2017 2018 Q3-19 YTD Reported Net Income Non-Core AOB Weather (CAT) AOB alone has reduced net income by almost $100 million since 2015 15

POSITIONED FOR EARNINGS GROWTH

BROADENING FLORIDA PENETRATION

FedNat – Florida Market for Homeowners

Total Florida
Policies in Force
for Homeowners/Fire
as of September 30, 2019

237,000



Panhandle
11.8%
North FL
5.7%
Central FL
14.5%
Tampa/
St. Pete
13.6%
Treasure
Coast
7.5%
Tri-County
25.1%
SW FL
21.8%

- Statewide offering of HO3, HO6, HO4 and DP3 Forms
- Risk management through utilization of both analytics and geographic exposure management
- Distribute through independent retail partner agents and national carrier affinities
- Managed catastrophe exposure by ceding risk through reinsurance treaties

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EXECUTING ON NON-FLORIDA MARKET OPPORTUNITY FedNat Non-Florida In-Force Premium $ in thousands 140,000 $122,397 • FedNat’s non-Florida book has 120,000 increased by $112.9M of premium since 12/31/2014 with the help of MGU 100,000 +50% Partner $81,453 80,000 • Gaining market share in Texas, Louisiana, South Carolina and Alabama +49% 60,000 $54,643 • 78,000 policies in-force +54% 40,000 $35,385 $22,287 +59% 20,000 $9,518 +134% - 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 9/30/2019 Louisiana Alabama South Carolina Texas 18

COASTAL STATE MARKET EXPANSION - HOMEOWNERS FedNat In-Force Policy Counts - Regionally • Limited to Gulf and Atlantic coastal states offering P&C policies • Focus on hurricane zones Texas 1 and 2 where need is greatest 11.5% Louisiana 7.6% Florida • Leveraging best practices developed over our 25+ years of experience 75.1% • Organic non-Florida growth via voluntary business distributed South Carolina 4.5% Alabama through partner managing general 1.3% underwriter and national carrier affiliations Note: Based on homeowners/fire lines of business 19

MAISON ACQUISITION SUMMARY Accelerates Total Addressable Market Limited Execution Risk Financial Benefits Outside Florida ✓ Increases presence in Texas and Louisiana— ✓ Bolt-on acquisition ✓ $7 million of reinsurance synergies in ‘19/‘20 treaty year $84 million of non-FL premium ✓ New premium represents less than 20% of current ✓ Creates new distribution channel with direct ✓ Expense synergies estimated at $3.3 million in 2020, GWP volume access to non-Florida agents before integration costs, primarily from in-sourcing ✓ Transaction includes only the homeowners ✓ Provides additional carrier to further penetrate ✓ Expected to generate growth in EPS and ROE in Florida market product line 2020 and beyond ✓ No new lines of business ✓ No new states of operation ✓ Multiple rate increases earnings in, including 11.6% ✓ Continuity of key management effective January 2019, plus an additional 30.5% effective August 2019, on their Texas book of business ✓ Generates additional scale at a purchase cost of $9 million above acquired book value Strategic acquisition that accelerates our earnings growth strategy, on track to close in December of 2019. Synergies alone drive 10%+ ROE on purchase price. 20

COASTAL STATE MARKET EXPANSION – WITH MAISON FedNat and Maison In-Force Policy Counts - Regionally 36% Non-Florida, with Maison Texas 16.6% Louisiana 14.4% Florida 64.2% South Carolina 3.7% Alabama 1.1% Note: Based on homeowners/fire lines of business as of 9/30/2019 21

FLORIDA & NON-FLORIDA PREMIUM TRENDS FedNat In-Force Premium (In thousands) 750,000 • Premium mix shifting to non-Florida. 700,000 $671,616 • Non-Florida growth has offset aggressive 650,000 exposure management in the Florida book of business. 600,000 • Avg. Premium in the Florida book of $543,361 $540,953 $543,280 550,000 $537,259 $540,845 $541,731 $527,782 business has grown over the past 2 years, $521,143 with policy count beginning to stabilize. 500,000 • Maison’s book will add $82.6M of non- 450,000 Florida premium to FedNat’s current book, an increase of 68%. 400,000 350,000 03/31/17 06/30/17 09/30/17 12/31/17 03/31/18 06/30/18 09/30/18 12/31/18 9/30/2019 + Maison Florida Non-Florida Note: 9/30/2019 annualized figures include Maison for illustrated purposes, the Maison deal is expected to close by the end of 2019. 22

MIDDLE MARKET OPPORTUNITY

FL HO Insurance Market Segments

HIGH-END SEGMENT
- High quality
- Well-mitigated risk

MIDDLE MARKET SEGMENT
- Risk-adjusted houses

LOW-END SEGMENT
- Poorly Mitigated
- Less Mitigated Features

FedNat Priorities

Historical Focus

~25% of FL HO Market

Underweight
=
Our Opportunity

Not Our Focus

~25% of FL HO Market

VAST MIDDLE-MARKET GROWTH OPPORTUNITY

~50% of total HO Insurance Market

MONARCH NATIONAL Maison Insurance

FEDNAT 23

FINANCIAL OVERVIEW

RECENT FINANCIAL & OPERATING HIGHLIGHTS

(in thousands)	3Q18	4Q18*	1Q19**	2Q19***	3Q19****
Income Statement Data:					
Gross Premiums Written	$139,022	$127,613	$132,233	$169,170	$159,131
Net Premiums Earned	98,493	91,098	88,784	92,306	87,374
Net Investment Income	3,137	3,402	3,710	4,259	4,068
Net Income (Loss)	7,950	(9,305)	(3,865)	7,110	4,659
Diluted Earnings Per Share	0.62	(0.73)	(0.30)	0.55	0.36
Adjusted Operating Income	7,360	(4,937)	(2,394)	5,666	4,292
Adjusted Operating Income Per Share	$0.57	($0.39)	($0.19)	$0.44	$0.33
Balance Sheet Data:					
Cash and Investments	518,395	515,948	569,423	611,522	612,931
Shareholders Equity	222,936	215,259	217,916	230,785	237,389
Book Value per Share	$17.45	$16.84	$16.98	$17.96	$18.45
Financial Ratios:					
Net Loss Ratio	63.4%	79.4%	75.3%	70.8%	71.1%
Net Expense Ratio	36.9%	38.9%	38.9%	30.7%	34.4%
Net Combined Ratio	100.3%	118.3%	114.2%	101.5%	105.5%

* Impact from Hurricane Michael was $23 million, pre-tax, and approximately $17.2 million, after-tax.

** Impact from the Brevard County hail storm was $18.7 million, pre-tax, and approximately $14.0 million, after-tax.

*** Impact from 12 PCS weather events was $9.3 million, pre-tax, and approximately $6.9 million, after-tax.

**** Impact from Hurricane Dorian, Hurricane Barry and TS Imelda was $7.0 million, pre-tax, and approximately $5.3 million, after-tax.

Q3 NOTES/HIGHLIGHTS

- Solid adjusted operating income result of $0.33 per share despite Hurricane Dorian, Hurricane Barry and TS Imelda impacting South Carolina, Florida and other states.
- Gross premiums written increased 14.5% over 3Q18 driven by growth in homeowners Florida FNIC (up 2%) and non-Florida (up 76%).
- $7.0 million of pre-tax impact from severe weather represents 8 points on combined ratio and $0.41 per share, after-tax.
- Annualized ROE of 7.3% in Q3 excluding investment gains—***almost 16%, excluding weather losses***.
- Ongoing annual savings from $6 million in staff reductions that occurred primarily in 2018.
- Holding company liquidity of $115 million as of September 30.

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IMPROVING/STABLE EX-CAT UNDERWRITING RESULTS 130% 110% 100% 98% • Increased ceded premium associated 93% 93% 92% with inception of ‘19/’20 catastrophe 90% reinsurance treaty year increased the 37% net loss, net expense and combined 39% ratios by 8% on a relative basis, subject 39% 39% 70% 39% to related numerator impacts • Not indicative of higher losses or expenses, but of the lower Net Earned 50% 63% Premiums denominator 58% 54% 54% 52% • Represented 6 points on the 3Q19 net 30% loss ratio (92% on an adjusted basis). Q3 2018 Q4 2018* Q1 2019** Q2 2019*** Q3 2019**** Net Loss Ratio Net Expense Ratio Net Combined Ratio Higher net combined ratio in Q3, ex-weather, due to higher ceded premiums; Stable net expense ratio * Excludes Hurricane Michael, which impacted the net loss and combined ratios by 25 points. ** Excludes the Brevard County hailstorm, which impacted the net loss and combined ratios by 21 points. *** Excludes 2Q PCS events, which impacted the net loss ratio by 18 points and the combined ratios by 10 points. 26 **** Excludes 3Q weather events, which impacted the net loss ratio by 13 points and the combined ratios by 8 points.

RESULTS BY LOB: EXIT FROM NON-CORE LINES CONTRIBUTING TO EARNINGS IMPROVEMENT

(In thousands)

	Q3 2018				Q2 2019**				Q3 2019***			
	HO	Auto	Other	Consolidated	HO	Auto	Other	Consolidated	HO	Auto	Other	Consolidated
Total Revenue	$100,616	$2,332	$7,884	$110,832	$97,299	$3	$7,999	$105,301	$93,735	$4	$5,737	$99,476
Costs and expenses:												
Losses and loss adjustment expenses	56,856	2,609	2,992	62,457	62,482	1,208	1,650	65,340	60,708	742	655	62,105
All other expenses	32,834	1,620	2,951	37,405	26,772	66	3,418	30,256	28,593	50	3,351	31,994
Total costs and expenses	89,690	4,229	5,943	99,862	89,254	1,274	5,068	95,596	89,301	792	4,006	94,099
Income before income taxes	10,926	(1,897)	1,941	10,970	8,045	(1,271)	2,931	9,705	4,434	(788)	1,731	5,377
Income taxes	2,768	(481)	733	3,020	2,039	(322)	878	2,595	1,036	(175)	(143)	718
Net income	8,158	(1,416)	1,208	7,950	6,006	(949)	2,053	7,110	3,398	(613)	1,874	4,659
Net loss attributable to noncontrolling interest	-	-	-	-	-	-	-	-	-	-	-	-
Net income attributable to FNHC shareholders	8,158	(1,416)	1,208	7,950	6,006*	(949)	2,053	7,110	3,398	(613)	1,874	4,659
Adjusted operating income	$8,767	($1,379)	($28)	$7,360	$6,020	($949)	$595	$5,666	$3,585	($608)	$1,315	$4,292

Excluding catastrophe weather, Homeowners earned $8.7M in 3Q19.

* The "Other" line of business primarily consists of our commercial general liability and federal flood businesses, along with corporate and investment operations.

** PCS weather events increased 2Q19 losses by $17 million, benefited expenses by $8M and decreased net income by approximately $6.9 million.

*** Hurricane Dorian, Hurricane Barry and TS Imelda increased 3Q19 losses by $11 million, benefited expenses by $4M and decreased net income by approximately $5.3 million.

FEDNAT 27

FAVORABLE PREMIUM COMPOSITION Gross Premiums Written Net Premiums Earned 0.0% 4.3% 5.7% 13.4% 17.2% YTD 2018 Florida Homeowners 80.9% 78.5% Non-Florida Homeowners Non-Core 2.8% 0.6% 22.0% 21.8% YTD 2019 75.4% 77.4% 28

INVESTMENT PORTFOLIO COMPOSITION Corporate & Collaterized Mortgage Obligations $281.7 • Designed to preserve capital, maximize after-tax investment income, maintain liquidity and minimize risk, across a range of economic scenarios • As of 9/30/2019, 98.6% of the Company’s fixed State. Muni, and income portfolio was rated investment grade Political Subs $13.3 • Average duration: 4.00 years • Composite rating: A- (S&P Composite) Common Stock & • YTM: 2.43% Mutual Funds $19.0 • Book yield: 3.16% • Historical total returns on cash and investments as of 9/30/2019 Cash and Cash • 1 Year: 6.95% Equivalents • 2 Years: 3.64% $121.8 US Gov. & Agency Sec. $177.4 as of September 30, 2019 (in millions) 29

LIQUIDITY & LEVERAGE Non-insurance Liquidity Cash Flow from Operations $ in millions $ in millions $120 $115 $115 $40 $106 $32 $30 $100 $20 $80 $65 $10 $2 $60 $53 $1 $0 $40 -$10 -$7 $20 -$20 -$13 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q3 2018 Q4 2018* Q1 2019** Q2 2019 Q3 2019 * Impacted by Hurricane Michael. ** Impacted by Brevard County Hail Storm. Financial Leverage Underwriting Leverage Debt/Capital NPE/Equity 35% 50% 31.1% 29.9% * 44.2% 29.3% 42.3% 40.7% 30% 40.0% 40% 36.8% 25% 20% 16.6% 17.1% 30% 15% 20% 10% 5% 10% 0% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 0% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019* * Closing of the Maison transaction expected to decrease the * Driven by higher ceded catastrophe reinsurance premiums. debt to capital ratio by 2 points. 30

CORE EARNINGS POWER (In thousands) Pre-Tax After-Tax 3Q19, as reported $5,377 $4,659 Exclude: Catastrophe weather 7,000 5,283 Non-core adverse development 900 679 Investment gains (794) (599) Lift from HO April 2019 rate increase 2,550 1,923 Tax and other costs 267 (381) Earnings Power $15,300 $11,564 3Q19 earnings power (excludes weather) drives core business ROE of almost 20% 31

EARNINGS GROWTH DRIVERS • Expected increase in homeowners gross earned premiums • 4.6% Florida Homeowners rate increase effective April 2019 • With other 2019 Florida increases, translates to approximately $20 million of additional annual GEP (once fully earned) • Continued strong organic growth (20%+) in non-Florida gross premiums with stabilizing Florida book • 4Q19 rate filing anticipated related to increase in cost of catastrophe reinsurance—2Q20 potential effective date • Diminishing headwinds unprofitable non-core business lines • AOB reform + recent rate increases • Closing of accretive Maison transaction in December 2019, generating • Expected to generate growth in EPS and ROE in 2020 and beyond • Ongoing savings from operating efficiency initiatives • $1.5 million per quarter run rate, or approximately 160 combined ratio bps 32

Questions? Michael Braun Chief Executive Officer, FedNat Holding Company Phone: 954-308-1322 mbraun@FedNat.com Ron Jordan Chief Financial Officer, FedNat Holding Company Phone: 954-308-1363 rjordan@FedNat.com Bernie Kilkelly Investor Relations, Ellipsis Phone: 954-308-1409 ir@FedNat.com